United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ⌧

Filed by a Party other than the Registrant  ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material Pursuant to §240.14a-12

eGain Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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eGain Corporation

1252 Borregas Avenue

Sunnyvale, CA 94089

(408) 636-4500

Supplement to the Proxy Statement for

Annual Meeting of Stockholders

to be held on December 4, 2020

This proxy statement supplement (this “Supplement”), dated November 3, 2020, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of eGain Corporation (“eGain” or the “Company”) dated October 27, 2020 and made available to stockholders in connection with the Annual Meeting of Stockholders of eGain to be held on December 4, 2020. Except as specifically supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

On October 27, 2020, the Company’s board of directors approved an amendment to its bylaws to, among others, require the affirmative vote of the majority of shares present or represented by proxy at the meeting and entitled to vote on such matter for stockholder votes, consistent with Section 216 of the Delaware General Corporation Law. The Proxy Statement inadvertently did not reflect this amendment to the Company’s bylaws. The purpose of this supplement is to update and correct the required voting threshold specific in following paragraphs of the Proxy Statement:

1.	The voting threshold specified for proposals other than the election of directors under the heading “Proxy Statement” and the treatment of broker non-votes on page 1 of the Proxy Statement is corrected to read as follows:

“Other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted at the Annual Meeting, other than Proposal 7, assuming a quorum is obtained.”

2.	“Proposal 2—Confirmation of Approval and Ratification of the 2014 and 2019 Amendments to the Amended and Restated 2005 Stock Incentive Plan—Required Vote” on page 25 of the Proxy Statement is corrected to read as follows:

“Confirmation of approval and ratification of the amendment to the 2005 Stock Incentive Plan requires the affirmative vote of a majority of the shares present at the virtual Annual Meeting in person or by proxy and entitled to vote on such proposal. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amendment and restatement of the 2005 Stock Incentive Plan.”

3.	“Proposal 3—Confirmation of Approval and Ratification of the 2014 Amendments to the Amended and Restated 2005 Management Stock Option Plan—Required Vote” on page 29 of the Proxy Statement is corrected to read as follows:

“Confirmation of approval and ratification of the 2005 Management Plan requires the affirmative vote of a majority of the shares present at the virtual Annual Meeting in person or by proxy and entitled to vote on such proposal. Unless marked to the contrary, proxies received will be voted “FOR” approval of the 2005 Management Plan.”

4.	“Proposal 4—Confirmation of Approval and Ratification of the 2017 Employee Stock Purchase Plan—Required Vote” on page 32 of the Proxy Statement is corrected to read as follows:

“Confirmation of approval and ratification of the 2017 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of present at the virtual Annual Meeting in person or by proxy and entitled to vote on such proposal.”

5.	“Proposal 7—Ratification of Independent Registered Public Accounting Firm—Required Vote” on page 35 of the Proxy Statement is corrected to read as follows:

“Ratification will require the affirmative vote of a majority of the shares present at the virtual Annual Meeting in person or by proxy and entitled to vote on such proposal. In the event ratification is not provided, the Board of Directors will review its future selection of eGain’s Independent Registered Public Accounting Firm but will not be required to select a different Independent Registered Public Accounting Firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.”

In addition, certain typographical errors were included in the version of the proxy card that was filed on Schedule 14A with the Securities and Exchange Commission (the “Commission”) together with the Company’s definitive proxy statement on October 27, 2020. The version of the proxy card distributed to the Company’s stockholders is correct. The corrected version of the proxy card is attached.

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 1:00 a.m., Central Standard Time, on December 4, 2020. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/EGAN delete QR code and control # oΔr scan the≈ QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/EGAN Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposal 4, FOR Proposal 5, For 1 YEAR in Proposal 6, and FOR Proposal 7. + 1. Election of Directors: For Withhold ForWithhold For Withhold 01 - Ashutosh Roy* 02 - Gunjan Sinha* 03 - Phiroz P. Darukhanavala* 04 - Brett Shockley* 05 - Christine Russell* *To serve for the ensuing year until their successors are duly elected and qualified or until earlier death or resignation. For Against Abstain ForAgainst Abstain 2. Confirmation of approval and ratification of the 2014 and 2019 amendments to the Amended and Restated 2005 Stock Incentive Plan. 4. Confirmation of approval and ratification of the 2017 Employee Stock Purchase Plan. 3. Confirmation of approval and ratification of the 2014 amendments to the Amended and Restated 2005 Management Stock Option Plan. 5. Approval, on a non-binding advisory basis, of the compensation of the named executive officers. 1 Year 2 Years 3 Years Abstain 6. Approval, on a non-binding advisory basis, of the frequency of holding an advisory vote on named executive officer compensation. 7. Ratification of the appointment of BPM LLP., as the Independent Registered Public Accounting Firm. NOTE: In their discretion the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 7 9 9 7 2 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 03C5BD MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Diirrectorrss recoommmmeennddsa avovtoeteFOFRORalal ltlhtehenonmomineineeselsisltiestde,dFOinRPPrrooppoossaalls1,XFO–RXParnodpofosrale2ve, rFyOXR YPEroApRoSsaoln3P,rFoOpRosal X. Annual Meeting Proxy Card 1234 5678 9012 345

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stock holders, the Proxy Statement and Annual Report are available at: www.edocumentview.com/EGAN q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders, December 4, 2020 (see Proxy Statement for discussion of items) The undersigned hereby appoints Ashutosh Roy and Eric Smit, with full power of substitution to vote all shares of eGain Corporation Common Stock which each of the undersigned is entitled to vote on all matters which may properly come before the 2020 Annual Meeting of Stockholders of eGain Corporation, or any adjournment thereof. The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR Proposal 1, the election of each of the nominees for director, FOR Proposal 2, confirmation of approval and ratification of the 2014 and 2019 amendments to the Amended and Restated 2005 Stock Incentive Plan, FOR Proposal 3, confirmation of approval and ratification of the 2014 amendments to the 2005 Management Stock Option Plan, FOR Proposal 4, confirmation of approval and ratification of the 2017 Employee Stock Purchase Plan, FOR Proposal 5, approval, on a non-binding advisory basis, of the compensation of the named executive officers, for 1 YEAR in Proposal 6, approval, on a non-binding advisory basis, of the frequency of holding an advisory vote on named executive officer compensation, FOR Proposal 7, the ratification of the appointment of BPM LLP as the Independent Registered Public Accounting Firm, and at the discretion of the proxies on any other matter that may properly come before the meeting. Please sign, date and return promptly in the accompanying envelope. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Proxy — eGain Corporation Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EGAN